LIMITED TERM NEW YORK MUNICIPAL FUND

                  Supplement dated November 10, 1998 to the
           Statement of Additional Information dated April 22, 1998

The Statement of Additional Information is hereby supplemented as follows:

1. The Supplement dated June 5, 1998 to the Statement of Additional Information is replaced by this supplement.

2. The following is added after the section captioned "Municipal Leases" on page 6:

            |_| Definition of Issuer. For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

            If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

3. The following is added as the last paragraph to the section captioned "Fundamental Investment Restrictions" on page 18:

            |_| With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. Government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities.

4. Effective June 2, 1998, Robert G. Galli was appointed a Trustee of the Fund. The biographical information below for Mr. Galli should be added to the section captioned "How the Fund is Managed - Trustees and Officers of the Fund" immediately following the information on Thomas W. Courtney:

      Robert G. Galli, Trustee; Age: 64
      19750 Beach Road, Jupiter Island, Florida 33469
      Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (October 1995 to December 1997), Vice President (June 1990 to March 1994) and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President (December 1977 to October 1995), General Counsel and a director (December 1975 to October 1993) of the Manager; Executive Vice President and a director of OppenheimerFunds Distributor, Inc. (July 1978 to October 1993); Executive Vice President and a director of HarbourView Asset Management Corporation (April 1986 to October 1995), an investment adviser subsidiary of the Manager; Vice President and a director (October 1988 to October 1993) and Secretary (March 1981 to September 1988) of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager; a director (November 1989 to October 1993) and Executive Vice President (November 1989 to January
      1990) of Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; a director of Shareholder Services, Inc. (August 1984 to October 1993), a transfer agent subsidiary of the Manager; a director/trustee of other Oppenheimer funds.

5. The following is added as the last paragraph to the section captioned "How the Fund is Managed - Deferred Compensation Plan":

            On June 2, 1998 the Fund adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the Oppenheimer Quest Funds, Oppenheimer Rochester Funds or the Oppenheimer MidCap Fund for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

6. The third sentence of the third paragraph in the section entitled "How To Exchange Shares" on page 46 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998).

November 10, 1998                                                 PXO355.005